SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 9, 1999

                  DUKE-WEEKS REALTY CORPORATION
     (Exact name of registrant as specified in its charter)


      Indiana                          1-9044               35-1740409
(State or jurisdiction of           (Commission          (I.R.S. Employer
incorporation or organization)      File Number)        Identification No.)


8888 KEYSTONE CROSSING, SUITE 1200
INDIANAPOLIS, INDIANA                           46240
(Address of principal executive offices)     (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 808-6000


                         Not applicable
  (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is being filed pursuant to Regulation S-K Item 601(b) in lieu of filing the otherwise required exhibit to the registration statement on Form S-3 of the Registrant, file no. 333-49911, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.

Exhibit
Number    Exhibit
-------   -------

  8       Tax opinion of Bose McKinney & Evans LLP, including consent.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DUKE-WEEKS REALTY CORPORATION


Date: September 9, 1999                      By:/s/ Matthew A. Cohoat
                                             ------------------------
                                             Matthew A. Cohoat
                                             Vice President and
                                               Corporate Controller

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